Prepaid Expenses and Other Assets	12 Months Ended
Dec. 31, 2024
Prepaid Expenses and Other Assets [Abstract]
Prepaid expenses and other assets

Note 4. Prepaid expenses and other assets

At December 31, 2024 and 2023, prepayment and other current assets consisted of the following:-

	As of December 31,
	2024	2023
Prepayment	2,011,079	$1,247,942
Advance to suppliers	2,881,581	2,349,615
Deposits	1,159,683	1,107,788
Other receivables	929,530	1,326,729
Provision for expected credit loss	(150,000)	—
Exchange rate difference	1,684	—
	$6,833,557	$6,032,074

The prepayment includes payments of IT services, insurance premiums, rental expenses, travel package costs and professional fees. The deposits are mainly related to equipment, office and warehouse refundable security deposit and payment service provider rolling reserves. The other receivables are mainly related to advance to employees and non-trade receivables due from third parties.